SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box
 [ ]   Preliminary Proxy Statement         [ ] Confidential, for Use of the
 [X]   Definitive Proxy Statement              Commission Only (as permitted by
 [ ]   Definitive Additional Materials         Rule 14a-6(e) (2))
 [ ]   Soliciting Materials Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                           ASI Technology Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

 [X]   No filing fee required

 [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

 (1)   Title of each class of securities to which transaction applies:

 (2)   Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4)   Proposed maximum aggregate value of transaction:

 (5)   Total fee paid:

       [ ]  Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1)   Amount previously paid:

 (2)   Form, Schedule or Registration Statement No.:

 (3)   Filing party:

 (4)   Date filed:

                           ASI Technology Corporation
                           980 American Pacific Drive
                                    Suite 111
                          Henderson, Nevada 89014-7866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on July 29, 2002

         The Annual Meeting of Stockholders of ASI Technology Corporation, a Nevada Corporation, ("ASI") will be held on July 29, 2002 at 10:00 a.m. (Pacific Standard Time) at Gallery P, 982 American Pacific Drive, Suite 204, Henderson, Nevada 89014 to vote on the following:

            1. Election of Directors.  For the election of four directors,  each director to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

            2. Appointment of Auditors. To ratify the appointment of McGladrey &
               Pullen, LLP as ASI's independent accountants for the year ended December 31, 2002.

            3. To transact  such other  business as may properly come before the
               Annual Meeting and any adjournment and postponement thereof.

         The  foregoing  items of  business  are  more  fully  described  in the accompanying Proxy Statement. The Board of Directors of ASI recommends stockholders vote FOR the approval of the foregoing items. Only stockholders of record at the close of business on June 21, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. The stock transfer books of ASI will not be closed.

         All stockholders are cordially invited to attend the Annual Meeting in person. Please complete, date, sign and return the enclosed proxy promptly to ensure your representation at the Annual Meeting. Even if you have given your proxy, you may still vote in person at the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. If your shares are held by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name prepared by the record holder.

                                          By Order of the Board of Directors


                                          /s/ JERRY E. POLIS
                                          Jerry E. Polis
                                          President
June 28, 2002

                           ASI Technology Corporation
                           980 American Pacific Drive
                                    Suite 111
                          Henderson, Nevada 89014-7866
                                 (702) 734-1888

                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ASI Technology Corporation ("ASI") for the Annual Meeting of the Stockholders, or any and all postponements and adjournments thereof. The Annual Meeting will be held on July 29, 2002 at 10:00 a.m. (Pacific Standard Time) at Gallery P, 982 American Pacific Drive Suite 204, Henderson, Nevada 89014.

VOTING RIGHTS AND OUTSTANDING SHARES

         The close of business on June 21, 2002 has been fixed by the Board of Directors as the record date for determining stockholders entitled to vote at the Annual Meeting. ASI had 3,412,522 shares of Common Stock, $0.02 par value per share ("Common Stock"), outstanding and entitled to vote at the record date and there were no shares of preferred stock ("Preferred Stock") issued or outstanding.

         The holders of a majority of the outstanding shares of Common Stock on the record date must be present at the Annual Meeting in order to constitute a quorum. Stockholders may be present in person or by proxy. Each share of Common Stock carries one vote on each proposal and on any other matters that may properly come before the Annual Meeting.

         The election of directors (Proposal No. 1) will be by plurality vote. The affirmative vote of a majority of the outstanding shares present or represented by proxy entitled to vote at the Annual Meeting is necessary to approve Proposal No. 2 (ratification of appointment of accountants).

         Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether Proposal No. 2, has been approved or ratified, abstentions will be counted as votes against the proposal.

         All valid proxies received in time for the Annual Meeting will be voted as specified. The shares represented by properly executed proxies will be voted FOR the proposals unless otherwise indicated. Stockholders who execute proxies may revoke them at any time before they are voted by (a) delivering a written notice of revocation to Mr. Jerry E. Polis, President of ASI, at the above address, or (b) submitting a duly executed proxy bearing a later date. A stockholder's attendance at the Annual Meeting will not in itself revoke his or her proxy. Management plans to mail this Proxy Statement and form of proxy to stockholders on or about June 28, 2002.

         ASI will pay the entire cost of  solicitation  of proxies.  These costs will include preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of such materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by stockholders. They will be requested to forward the materials to the beneficial owners. ASI may reimburse these persons for their costs of forwarding materials to such beneficial owners. The solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of ASI. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         ASI's Amended and Restated Bylaws provide that the Board of Directors shall consist of not less than three members. The Board of Directors has set by resolution the number of directors at four members who shall be elected at the annual meeting of the stockholders and who shall hold office for one (1) year or until his or her successor or successors are elected and qualified.

         Directors are elected by plurality vote, meaning that (should more than one nominee vie for the same seat on the Board) the nominee who receives the most votes will be elected for the term nominated, even if he receives less than a majority of the votes cast. Directors continue in office until the next annual meeting of stockholders and they are either re-elected or their respective successors are elected and duly qualified. Jerry E. Polis, ASI's President and Chairman of the Board, Eric M. Polis, ASI's Secretary, Treasurer and a Director, Phil Carlino, a Director and Dawayne R. Jacobs, a Director, have all been nominated by the Board of Directors to stand for election to the Board. If elected, they will each serve terms ending at the next annual meeting of stockholders or until their respective successors have been elected and qualified.

         Unless otherwise specified, all proxies received will be voted FOR the election of all nominees. If any nominee should not stand for election for any reason, your proxy will be voted for any person or persons designated by the Board of Directors.

         Biographical summaries, including the principal occupation and business experience, concerning the nominees for the Board of Directors of ASI are set forth below.

         Jerry E. Polis, 70, has been President and a Director since 1973. Since 1963 he has been self-employed primarily in real estate investments, and since 1964 he has owned and operated Polis Realty. From 1968 to the sale of his ownership in January 1997, he was active as a co-owner of the Taco Bell franchises for the State of Nevada (operated under privately owned Las Cal Corporation). In 1994 he co-founded Commercial Bank of Nevada, an unlisted publicly owned bank located in Las Vegas, Nevada, which was sold through a merger to a NYSE bank group in June 1998. He was a director of Commercial Bank from 1994 and Chairman from May 1996 until its sale. Mr. Polis was a director of ValueStar Corporation, a publicly traded corporation, from July 1995 to November 2000. Mr. Polis graduated from Penn State University with a B.A. Degree in Commerce in 1953.

         Eric M. Polis, 31, has been Secretary, Treasurer and a Director of the Company since August 2000. He is a licensed Real Estate agent in Nevada and since 1993 has been property manager for Polis Realty. He obtained a B.S. in Business Administration from the University of Arizona in 1993.

         Phil Carlino, 76, has been a Director since 1973 and until August 2000 served as Treasurer. Since 1963 he has served as President of Fremont Coin Company, a wholesale coin business in Las Vegas, Nevada; since 1974 he has been President of Carlino & Carlino, an advertising agency, and since 1958 he has served as President of Carlino Silver Company, which buys and sells gold and silver bullion. Mr. Carlino is also active in Nevada state health agency charities.

         Dawayne R. Jacobs, 59, has been a Director since August 2000. Mr. Jacobs founded Jacobs Marketing Inc., a general merchandise manufacturing representative firm located in Plymouth, Minnesota in 1982. He has served as its President and CEO since 1982. He also founded The Accessory Group, Henderson, Nevada in 1995, a manufacturer and national distributor of proprietary products, and serves as its Chief Executive Officer. In 1993 he founded International Rainwear Inc., Henderson, Nevada, a national distributor of rainwear that was sold in 1997.

         There is no arrangement between any of the directors, the nominees or executive officers and any other person or persons, pursuant to which he was or is to be selected as a director, nominee or executive officer. Jerry E. Polis is the father of Eric M. Polis. There is no other blood relationship between or among the nominees, directors or executive officers of ASI.

         The Board of Directors has no reason to expect that any of the nominees will not stand for election or decline to serve if elected.

         THE  BOARD  RECOMMENDS  A VOTE  FOR  ALL  NOMINEES  FOR  THE  BOARD  OF
         DIRECTORS.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected McGladrey & Pullen, LLP as independent accountants to audit ASI's financial statements for the year ended December 31, 2002. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

         The following table sets forth the aggregate fees billed to ASI for the year ended December 31, 2001 by McGladrey & Pullen, LLP:

                  Audit Fees...................................$25,485
                  Tax Service Fees.............................$ -0-
                  All Other Fees...............................$ -0-

         The Board of Directors has considered the role of McGladrey & Pullen, LLP in providing tax and audit services and other non-audit services to ASI and has concluded that such services are compatible with McGladrey & Pullen's independence as ASI's accountants.

Vote Required and Board of Director's Recommendation

         Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect a votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

         The Board of Directors believes that the ratification of the appointment of McGladrey & Pullen, LLP is in the best interests of ASI and its stockholders. Therefore, the Board of Directors unanimously recommends a vote "FOR" approval of the proposal to ratify the appointment of McGladrey & Pullen, LLP as ASI's independent accountants for the year ending December 31, 2002.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to each director and executive officer of ASI as of June 28, 2002:

         Name                 Age  Position
         ----                 ---  --------
         Jerry E. Polis       70   President and Director since 1973
         Phil Carlino         76   Director since 1973
         Eric M. Polis        31   Secretary, Treasurer and Director since August 2000
         Dawayne R. Jacobs    59   Director since August 2000

         There is no arrangement between any of the directors or executive officers and any other person or persons, pursuant to which he was or is to be selected as a director or executive officer. Jerry E. Polis is the father of Eric M. Polis. There is no other blood relationship between or among the directors or executive officers of ASI.

         The Directors receive compensation of $100 per meeting for their services as Directors and Mr. Jerry E. Polis, Chairman of the Board, receives $200 for each meeting. None of the officers currently receive any compensation for their services as officers of the Company. ASI may begin compensating management at a future date. There are no employment contracts with any of ASI's officers or directors.

         The Board of Directors held one meeting during the year ended December 31, 2001. During the year ended December 31, 2001, no incumbent Director attended fewer that 75% of the meetings of the Board of Directors. There are no committees of the Board.

Executive Compensation

         There is shown below  information  concerning the compensation of Jerry
E. Polis, our chief executive officer (the "Named Executive Officer"), for the years ended December 31, 2001, 2000 and 1999. No other executive officer's salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2001.

                                         Summary Compensation Table
                                         --------------------------                    Long Term
                                            Annual Compensation                       Compensation
                                            -------------------                       ------------
                                                                                  Securities Underlying
Name and                        Fiscal                             Other Annual         Options
Principal Position              Year        Salary        Bonus    Compensation       (# of Shares)
------------------              ----        ------        -----    ------------       -------------
Jerry E. Polis, President        2001       $-0- (1)       $-0-        $200 (1)          10,000
                                 2000       $-0- (1)       $-0-        $200 (1)             -0-
                                 1999       $-0- (1)       $-0-        $200 (1)             -0-

         (1) Director fees. Mr. Polis received no compensation as an officer of ASI for any period. ASI recorded $10,000 in 1999, $20,000 in 2000 and $24,000 in 2001 as contributed services for Mr. Polis.

Option Grants

         Shown below is further information on grants of stock options in fiscal 2001 to the Named Executive Officer reflected in the Summary Compensation Table shown above for the year 2001.

                 Option Grants for Year Ended December 31, 2001

                                          Percent of Total
                                          Options Granted
                           Number of       to Employees in   Exercise Expiration
         Name           Options Granted     Fiscal Year       Price      Date
         ----           ---------------     -----------       -----      ----
    Jerry E. Polis          10,000             10.0%          $0.50    11/19/06

         There were no options exercised by Mr. Polis or any other person during 2001.

Equity Compensation Plan Information

         On August 16, 2000 the stockholders approved the 2000 Equity Incentive Plan reserving an aggregate of 250,000 shares of common stock for issuance under the plan. At December 31, 2001 there were 100,000 options granted by the Board of Directors, which were documented by agreements provided to optionees in January 2002 pursuant to this plan.

------------------------------- ----------------------------- ---------------------------- -----------------------------
                                         Column (a)                   Column (b)                    Column (c)
------------------------------- ----------------------------- ---------------------------- -----------------------------
                                                                                           Number of securities
                                                                                           remaining available for
                                Number of securities to be    Weighted-average exercise    future issuance under
                                issued upon exercise of       price of outstanding         equity compensation plans
                                outstanding options,          options, warrants and        (excluding securities
        Plan Category           warrants and rights           rights                       reflected in column (a))
------------------------------- ----------------------------- ---------------------------- -----------------------------
Equity compensation plans
approved by security holders              100,000                        $0.50                       150,000
------------------------------- ----------------------------- ---------------------------- -----------------------------
Equity  compensation plans not
approved by security holders                -0-                           N/A                          -0-
------------------------------- ----------------------------- ---------------------------- -----------------------------
Total                                     100,000                        $0.50                       150,000
------------------------------- ----------------------------- ---------------------------- -----------------------------

         Other than the 2000 Equity Incentive Plan, ASI does not have any stock appreciation rights plans in effect, outstanding warrants or rights and has no long-term incentive plans, as those terms are defined in Securities and Exchange Commission regulations.

         Other than the 2000 Equity Incentive Plan, ASI does not have any stock appreciation rights plans in effect, outstanding warrants or rights and has no long-term incentive plans, as those terms are defined in Securities and Exchange Commission regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

         In March 2001 the officers and directors  filed initial reports on Form
3. Prior to this initial filing, during the last three years no Forms 3, 4 or 5 were filed as ASI was not a reporting issuer.

         During the fiscal year ended December 31, 2001, Jerry E. Polis, our chief executive officer and a director, was required to file a Form 4 reflecting changes in security ownership. Mr. Polis' Form 4 for a December 2001 note conversion and purchase of common stock was filed in January 2002 but not within the 10 day reporting period. In addition, stock options exercisable for 10,000 shares of common stock were granted to each of our directors in December 2001. Forms 4 were not filed for the month of December reflecting such grants but were filed for the month of January when the directors received their executed stock option agreements. James A. Barnes became a 10% beneficial shareholder in December 2001 and filed an initial Form 3 in March 2002.

Conflicts of Interest

         Certain conflicts of interest now exist and will continue to exist between us and certain of our officers, directors and consultants due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. We have not established policies or procedures for the resolution of current or potential conflicts of interest between us and management, consultants or affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in our favor. Our officers and directors are accountable to us as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling our affairs. Failure by them to conduct our business in our best interests may result in liability to them.

         It is conceivable that our areas of interest could overlap or conflict with other business interests of our management or our consultants. We believe that the our areas of focus, products and technology directions are unique and distinct from other businesses in which our management and consultants may be involved such that no conflict in business lines or loyalties will result. Because of this unlikelihood, no steps have been taken to resolve possible conflicts, and any such conflicts, should they arise, will be addressed at the appropriate time.

Related Transactions

         Mr. Jerry E. Polis advanced us $100,000 in August 1999, the proceeds of which were used to pay a portion of the purchase price for ASI's plasma antenna technology and to fund continued patent research. This advance was applied toward Mr. Polis' purchase of 200,000 shares of common stock in the private placement completed in October 1999. Mr. Eric M. Polis purchased $25,000 (50,000 shares) of our common stock in the private placement.

         During 2001 Mr. Jerry E. Polis advanced to ASI $185,000 as short-term advances of which $150,000 was repaid. The balance of $35,000 plus accrued interest of $1,407 and an additional cash investment of $50,000 was converted to 172,814 shares of common stock in December 2001.

         ASI currently shares office space with Davric Corporation, an entity controlled by Mr. Jerry E. Polis. ASI is paying Davric Corporation $750 per month for use of this space and associated administrative costs.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, the Common Stock ownership of each nominee for director, each officer of ASI, all executive officers and directors of ASI as a group, and each person known by ASI to be a beneficial owner of 5% or more of ASI Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.

           Name and Address                           Amount & Nature
            of Beneficial                              of Beneficial          Percent
               Owner                                     Ownership            of Class
               -----                                     ---------            --------
           Jerry E. Polis                                814,911 (1)           23.8%
           President and Director
           980 American Pacific Drive, #111
           Henderson, Nevada 89014

           Phil Carlino,                                  40,000 (3)            1.2%
           Director
           3375 Glen Avenue, Suite 6
           Las Vegas, Nevada 89121

           Eric M. Polis                                  60,000 (3)            1.8%
           Secretary, Treasurer and Director
           980 American Pacific Drive, #111
           Henderson, Nevada 89014

           Dawayne R. Jacobs                             110,000 (2)            3.2%
           Director
           980 American Pacific Drive, #111
           Henderson, Nevada 89014

           Newport Pacific Ltd.                          200,000                5.9%
           1005A Lippo Center, Tower 1
           89 Queensway
           Hong Kong

           James A. Barnes                               428,614 (4)           12.5%
           8617 Canyon View Drive
           Las Vegas, NV 89117

                  All directors and officers as a group            1,024,911                     29.7%
                    (4 persons)

----------------------------

(1) Includes 611,614 shares held by the Polis Family Trust and 63,000 shares by Davric Corporation, a company controlled by Mr. Polis. Also includes currently exercisable options on 10,000 shares of common stock.

(2) Shares held by family trust. Also includes currently exercisable options on 10,000 shares of common stock.

(3)  Includes currently exercisable options on 10,000 shares of common stock.

(4) Includes 318,614 shares held by Sunrise Capital, Inc., a company controlled by Mr. Barnes, and 100,000 shares held by a family trust. Also includes currently exercisable options on 10,000 shares of common stock.




                                  OTHER MATTERS

         The board of directors knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.

                                            By Order of the Board of Directors


                                            /s/ JERRY E. POLIS
                                            Jerry E. Polis
June 28, 2002                               President

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           ASI TECHNOLOGY CORPORATION
                   FOR THE ANNUAL MEETING OF THE STOCKHOLDERS

                                  JULY 29, 2002

         The undersigned stockholder of ASI Technology Corporation ("ASI"), a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 28, 2002, and hereby appoints Jerry E. Polis, Phil Carlino and Eric M. Polis, or any of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of ASI to be held on July 29, 2002 at 10:00 a.m., local time, at Gallery P, 982 American Pacific Drive Suite 204, Henderson, Nevada 89014, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE PROPOSAL IN
ITEM 2 BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         1. ELECTION OF DIRECTORS:

            ___ FOR all nominees listed below    ___ WITHHOLD AUTHORITY
                (except as indicated)                to vote for all nominees
                                                     listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.

     Jerry E. Polis    Eric M. Polis    Phil Carlino    Dawayne R. Jacobs


         2. PROPOSAL TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002.

                  __ FOR            ___ AGAINST        ___ ABSTAIN



                                     Dated: ________________________, 2002


                                             Signature



                                             Signature


                                     This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.